                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2001




                         LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-12881                 75-2085454
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                          15660 North Dallas Parkway
                                   Suite 500
                              Dallas, Texas 75248
         (Address, including zip code, of principal executive offices)


      Registrant's telephone number, including area code:  (972) 770-6401


                                 Not applicable
   (former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On January 22, 2001, Lone Star Technologies, Inc. ("Lone Star") announced its earnings for the fourth quarter 2000 which ended on December 31, 2000 in a press release (the "Press Release").

        The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of businesses being acquired.

        Not applicable.

        (b)     Pro forma financial information.

        Not applicable.

        (c)     Exhibits

                99.1 Press release dated January 22, 2001, announcing Lone Star's earnings for the fourth quarter 2000 which ended on December 31, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LONE STAR TECHNOLOGIES, INC.



Date: January 23, 2001                  By: /s/ Charles J. Keszler
                                            -----------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance

                               INDEX TO EXHIBITS

         Item
        Number          Exhibit
        ------          -------
         99.1           Press release dated January 22, 2001, announcing Lone
                        Star's earnings for the fourth quarter 2000 which
                        ended on December 31, 2000.